FORM 8-KSB

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 6, 2003

                             MPM Technologies, Inc.
             (Exact name of registrant as specified in its charter)


              Washington              0-14910          81-0436060
             ----------------    ----------------   ------------------
             (State or other       (Commission      (IRS Employer
             jurisdiction of        File Number)     Identification No.)
             incorporation)


      199 Pomeroy Road, Parsippany, NJ                     07054
      ----------------------------------------            ---------
     (Address of principal executive offices)            (Zip Code)


        Registrant's telephone number including area code (973) 428-5009


             (Former name or address, if changed since last report)


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS


ITEM 5.  OTHER EVENTS

The Company announced the resignation of Anthony Lee from the Board of Directors.


ITEM 6.  RESIGNATION OF A REGISTRANT'S DIRECTOR



ITEM 7.  FINANCIAL STATEMENTS.  PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

           (a).   Financial Statements of business acquired

           (b).   Pro forms financial information

           (c).   Exhibits News Release



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                                  SIGNATURE(S)


     Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     MPM Technologies Inc.


            March 6, 2003                            /s/ Robert D. Little
         ----------------                            ---------------------------
               (Date)                                    Robert D. Little
                                                         Secretary